SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported)

June 30, 2009

Pro-Dex, Inc.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-14942 (Commission File Number)	84-1261240 (IRS Employer Identification No.)

                  2361 McGaw Avenue Irvine, California,     92614
(Address of principal executive offices)     (Zip Code)

(949) 769-3200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 30, 2009, Pro-Dex, Inc. (the “Company”) amended its November 17, 2007 Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, N.A. (the “Bank”), effective as of June 22, 2009 to waive the existing covenant violations as of March 31, 2009 and referenced by the Forbearance Agreement dated May 12, 2009.  On July 2, 2009, the Credit agreement was further amended to change two of the existing covenant definitions.

The amendments provided for;

A)           The Bank to waive the covenant violations that were subject to the Forbearance agreement dated May 12, 2009.

B)           The Line of Credit to be modified to change the allowable indebtedness under the Credit Line Note from time to time at its option any amounts up to $1,000,000.

C)            An introduction of a borrowing base if the outstanding borrowings under the line exceed $500,000. If borrowings under the Credit Line exceed $500,000, the maximum amount of borrowing would be limited to 70% of the eligible accounts receivable plus 40% of the eligible inventory.

D)           The income based covenants to be adjusted to exclude the non-cash charges taken in the quarter ended March 31, 2009 of $1,930,000 for the deferred tax asset allowance and $997,000 for the impairment of the patent asset.

Among other remedies offered to the Bank upon an event of default under the Loan Documents, the Bank may, at its option, cause the entire balance of principal, interest, fees and other charges under the Loan Documents or any other agreement between the Company and the Bank to become immediately due and payable.  Pursuant to the terms of the Loan Documents, the above referenced events of default, as well as all other provisions of the Credit Agreement, shall apply to the Company’s commercial credit accommodations from the Bank, whether now existing or hereafter established.

Copies of the Amendments are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of each of the Loan Documents are qualified in their entirety by reference to the full text of the respective agreements.

On July 6, 2009, Pro-Dex, Inc. issued a press release announcing the changes to the bank agreement and preliminary financial data for its fiscal fourth quarter ending June 30, 2009.  A copy of the news release is attached to this Form 8-K as exhibit 99.1

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits:

Number	Description
10.1	Third Amendment to Credit Agreement effective June 22, 2009, dated June 30, 2009, by Pro-Dex, Inc. in favor of Wells Fargo Bank, National Association.
10.2	Fourth Amendment to Credit Agreement effective June 30, 2009, dated July 2, 2009, by Pro-Dex, Inc. in favor of Wells Fargo Bank, National Association.
99.1	Press release dated July 6, 2009 of Pro-Dex Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2009	Pro-Dex, Inc.

By: /s/ Jeffrey J. Ritchey
Jeffrey J. Ritchey, Chief Financial Officer, Secretary and Vice President